Performance data quoted represents past performance and is not necessarily indicative of future results. Performance is for a limited time only. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date for each Fund was December 31, 1997.

Performance figures reflect a partial waiver of fees without which the total returns would have been lower. Fund results in this report are total returns and do not reflect a maximum sales charge of 5.50%, a maximum contingent deferred sales charge of 5%, or any applicable redemption fees unless otherwise indicated. Total return reflecting these charges and fees would have been as Total returns from inception (12/31/97) through 9/30/98:

                       Class A    Class B    Class C
                       ------------------------------
Montgomery Global
  Long-Short Fund        27.22%     28.30%     23.80%
Montgomery Emerging
  Markets Focus Fund    (27.41)%   (24.95)%   (21.79)%

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. The Montgomery Global Long-Short Fund also uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

This information must be preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest.

The Funds are distributed by Funds Distributor, Inc. 10/98

The Montgomery Partners Series/SM/

Semiannual Report
September 30, 1998

Global Long-Short Fund
Emerging Markets Focus Fund

                                            Table of Contents

                                            Chairman's Letter..........................   1

                                            Investment Review & Portfolio Investments

                                                Global Long-Short Fund.................   2

                                                Emerging Markets Focus Fund............  20

                                            Statements of Assets & Liabilities.........  26

                                            Statements of Operations...................  28

         [MONTGOMERY PARTNERS LOGO          Statements of Changes in Net Assets........  30
                     APPEARS HERE]
==================================          Financial Highlights.......................  32
   The Montgomery Partners Series
            101 California Street           Statement of Cash Flows....................  34
  San Francisco, California 94111
          800-OWL-8758 (695-8758)           Notes to Financial Statements..............  35

                                                             INVEST WISELY./(R)/

                                                               CHAIRMAN'S LETTER
================================================================================


[PHOTO OF R. STEPHEN DOYLE]                                         October 1998

Dear Investor:

Recent market conditions have reemphasized the need for alternative solutions and investment strategies that can respond to changeable market environments now and into the future. We're pleased that we have been able to leverage the expertise of our existing team of experienced investment professionals and provide Funds that have outperformed their respective benchmark indices since inception on 12/31/97.

The Montgomery Global Long-Short Fund has proved to be particularly appropriate in today's volatile markets. Taking advantage of the benefits of diversity through global investing and the ability to short securities, the portfolio managers have been able to achieve very encouraging returns. Over the nine months ended September 30, 1998, the Fund was up 34.60%/*/ compared with a return of 0.69% for the benchmark Morgan Stanley Capital International All-Country World Free Index for the same time period.

The Montgomery Emerging Markets Focus Fund has helped shield emerging markets investors to some extent from the negative sentiment affecting this asset class over recent months. The Fund takes a concentrated approach by investing its holdings in just three to 10 emerging countries. This enables the portfolio manager to act on research and insight quickly, moving in and out of positions opportunistically.

From December 31, 1997 through September 30, 1998, the Fund returned (23.20)%/*/ while the Fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, returned (36.72)%.

We are encouraged by the results of these Funds and we hope that this report provides you with answers to any questions you may have had concerning the performance of your investments.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman


* Performance as stated is for Class A shares and does not reflect a maximum sales charge of 5.5% or any applicable redemption fees. The Funds also offer Class B and C shares, which have different sales charges and expense levels that may affect performance. Please see the preceding page for discussion of Fund performance.

Investment Review--Global Long-Short Fund
================================================================================


Montgomery Global
Long-Short Fund

---------------------------------------------------
               Portfolio Management

[PHOT OF NANCY KUKACKA]      [PHOTO OF ANGELINE EE]

     Nancy Kukacka              Angeline Ee
     Portfolio Manager          Portfolio Manager
---------------------------------------------------

               Fund Performance

      Total Return Since Inception (12/31/97)
           for the period ended 9/30/98

       Montgomery Global Long-Short Fund

Class A shares                               34.60%
Class B shares                               33.30%
Class C shares                               24.80%

        MSCI All-Country World Free Index/1/

Since 12/31/97                                0.69%

                MSCI EAFE Index/2/

Since 12/31/97                               (0.55)%

                S&P 500(R) Index/3/

Since 12/31/97                                6.00%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

/1/ The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

/2/ The Morgan Stanley Capital International Europe, Australia, and Far East
    Index is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend witholding taxes.

/3/ The Standard & Poor's 500(R) Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter markets.

--------------------------------------------------------------------------------

Q: What is the investment strategy of the Montgomery Global Long-Short Fund, and how is it different from that of more-typical mutual funds?

A: Unlike typical mutual funds, the Montgomery Global Long-Short Fund has the capability to exploit both positive and negative swings across markets world-wide. This gives the Fund broad latitude to diversify as well as a greater ability to invest defensively in volatile markets. The Fund's unique approach means that its performance does not correlate very closely with any market index, even its benchmark, the Morgan Stanley Capital International All-Country World Free Index. This makes it an attractive diversification vehicle for long-term investors who want to lower the overall risk of their portfolios with the goal of higher relative returns.

Q:   Has the Fund taken advantage of its shorting capabilities?

A: Yes. We have shorted a number of selected stocks over the past six months. For example, we are net short in almost every athletic footwear company. We believe that these companies are plagued by overcapacity and suffer from their exposure to weak economies such as Japan.

     In the markets in general, as of the end of September we were around 75% short. All of our investments--short as well as long--are based on bottom-up assessments of corporate fundamentals, not top-down calls. We have the ability to use short positions defensively (to hedge current portfolio holdings) and opportunistically (to take advantage of overvalued stocks rather than simply avoid them).

                                       Investment Review--Global Long-Short Fund
================================================================================

Q: The Montgomery Global Long-Short Fund has outperformed most benchmarks from its inception (December 31, 1997) through the end of the third quarter. What factors contributed to that performance?

A: The Fund's recent performance was driven primarily by strength in stock picking rather than by big bets in any one country or one stock in particular. From inception through the first six months of the year, however, the Fund was net long in developed markets and overweighted in Europe, and net neutral in emerging markets. Given the extremely positive investment environment in developed markets in the first half of the year and the poor performance of many emerging markets, this positioning provided us with strong returns. Since July, however, our approach has been more cautious. We do not try to time the market, but because of increasing uncertainty we felt it prudent to take out more short positions in the developed markets as a defensive strategy to reduce the risk on our long holdings. This has proved to be a sensible strategy, and the Fund has managed to preserve gains generated previously in the year.

Q: As one of the pioneer retail funds offering a long-short strategy, how can you put investors' minds at ease concerning the higher risk they might associate with hedge funds?

A: Although the Montgomery Long-Short Fund can use some strategies similar to those available to hedge funds or other private partnerships, it must still adhere to the Securities and Exchange Commission ("SEC") guidelines and restrictions that apply to other mutual funds. Additionally, there are collateral requirements for this Fund that are much more stringent than those of a hedge fund. We view these constraints not as obstacles but as safety features that the typical hedge fund does not offer.


-----------------------------------------------------------------------------
                             Growth of $10,000/*/

                Global
              Long-Short      MSCI All-
             Fund-Class A   Country World    MSCI EAFE
Date            shares       Free Index        Index      S&P 500/(R)/ Index
-----------------------------------------------------------------------------
12/31/97     $ 9,451.80                      $10,000.00       $10,000.00
01/31/98       9,981.10       $10,220.15      10,457.34        10,110.50
02/28/98      11,200.38        10,919.31      11,128.34        10,839.29
03/31/98      12,022.68        11,385.22      11,471.00        11,393.91
04/30/98      12,835.54        11,491.93      11,561.80        11,510.58
05/31/98      12,873.35        11,273.89      11,505.68        11,313.00
06/30/98      13,251.42        11,477.00      11,592.78        11,772.19
07/31/98      13,516.07        11,480.75      11,710.31        11,647.78
08/31/98      12,769.38         9,872.27      10,259.53         9,964.95
09/30/98      12,722.12        10,068.66       9,944.99        10,603.86

/*/ The chart above shows the performance of the Montgomery Global Long-Short
    Fund's Class A shares since the Fund's inception versus the various indices. This represents a cumulative return of 27.22%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $12,830 on September 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Class C shares at inception, December 31, 1997, would have been worth $12,380 on September 30, 1998.

Investment Review--Global Long-Short Fund
================================================================================

Q: How is the Fund currently positioned to take advantage of volatility in different market sectors?

A: We primarily follow a fundamental, bottom-up investment strategy, but we do pay attention to what is happening on a sector basis. We currently favor technology, telecommunications, health care and consumer products, and our long positions have not changed much recently. We have used hedging techniques to protect our returns in these industries during market corrections, however, by shorting weaker companies in a similar industry in proportion to our long holdings. We have also taken short positions in industry sectors that we perceive to be disadvantaged, such as the financial sector and commodities. To date, this strategy has proved very effective.

Q: What is your outlook for the global markets and how have you positioned the Fund accordingly?

A: Given the uncertainty over the severity of the slowdown in the global economy, we anticipate continued market volatility, at least in the short term. We have positioned ourselves opportunistically in order to take advantage of either positive or negative shifts in the market.

    U.S. Equities Markets

    We expect the U.S. market to remain volatile in the short term, although we are more confident in this market than in some others. In view of this, as of September 30, 1998, U.S. common stocks represented 50% of our long positions. We have used short positions to offset our long positions, however, thereby reducing our risk exposure. We have also taken a limited number of short positions in companies that we believe to be overvalued on a fundamental basis in an effort to enhance returns.

    Europe

    We believe that the European markets may still fall further. The recession in Asia has affected European corporate earnings to a greater extent than those of U.S. companies. In addition, the equities culture is a much more recent phenomenon in continental Europe. Traditionally, investors have preferred bonds over equities. Those who have suffered losses as a result of recent market corrections may be tempted to revert back to less risky instruments such as government bonds. In view of this, we have reduced our long holdings in Europe to slightly more than 30% of the long portion of the overall portfolio. We will continue to monitor the situation, however, because the changes taking place as a result of the Economic and Monetary Union (EMU) may eventually reinvigorate market sentiment.

    Emerging Markets

    Although we believe that the emerging markets are unlikely to experience further extreme corrections, we remain cautious. Only 10 to 15% of the portfolio is currently held long in emerging markets. We still believe that we can benefit more by holding short positions or cash. On the long side, we prefer companies that pay sizable dividends in very defensible businesses such as utilities. We make an effort to limit our risk by investing in highly liquid and extremely well capitalized companies for both our long and short positions.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

                                       Investment Review--Global Long-Short Fund
================================================================================

Long Positions
---------------------------------------

         Top Ten Holdings
(as a percentage of total net assets)

 1.  Barry Callebaut

 2.  Jones Apparel Group

 3.  Administaff, Inc.

 4.  Compaq Computer Corporation

 5.  Gucci Group NV

 6.  Broadcom Corporation, Class A

 7.  Mannesmann AG

 8.  AirTouch Communications, Inc.

 9.  Bayerische Hypo-Und Vereinsbank

10.  Nokia Corporation ADR

---------------------------------------
          Top Five Countries
(as a percentage of total net assets)

1.  United States

2.  France

3.  Germany

4.  Netherlands

5.  Switzerland


Portfolio holdings are subject to change and should not be considered a recommendation to purchase individual securities.

Portfolio Investments--Global Long-Short Fund
================================================================================

  Montgomery Global Long-Short Fund
  Portfolio Investments--9/30/98 (unaudited)
  Common Stocks--84.8%

                                                                   Value
Shares                                                            (Note 1)
------                                                            ---------
           Argentina--0.7%
5,000      Banco Frances Rio PLA, Sponsored ADR (Banks)           $  96,563
12,100     Y.P.F. S.A., Sponsored ADR (Oil)                         314,600
                                                                  ---------
                                                                    411,163
                                                                  ---------
           Brazil--0.9%
2,800,000  Cia Energetica de Minas Gerais (Electric Utilities)       60,939
   14,800  Elevadores Atlas, S.A. (Machinery & Tools)               153,562
1,670,000  Telec de Sao Paulo S.A. (Telecommunications/Services)    194,221
3,651,000  Telerj Celular S.A. (Telecommunications/Services)         88,800
                                                                  ---------
                                                                    497,522
                                                                  ---------
           Canada--0.7%
   22,600  Metronet Communications, Series B
           (Telecommunications/Services)                            410,331
                                                                  ---------
           Chile--0.8%
   10,000  Cia de Telecomunicaciones de Chile, Sponsored ADR
           (Telephone/Integrated)                                   191,250
    9,000  Quimica y Mineria Chile ADR (Metals & Mining)            262,125
                                                                  ---------
                                                                    453,375
                                                                  ---------
           China/Hong Kong--1.9%
   45,000  Beijing Datang Power Generation Company
           (Electric Utilities)                                     107,436
   56,000  Cheung Kong Holdings Ltd. (Real Estate)                  259,447
  500,000  Cosco Pacific Ltd. (Business Services)                   208,097
  471,000  Henderson Investments Ltd. (Real Estate)                 215,782
1,000,000  IDT International Ltd. (Electric Utilities)              104,532
   46,000  Sun Hung Kai Properties Ltd. (Real Estate)               162,954
   34,800  Wing Lung Bank (Banks)                                    70,958
                                                                  ---------
                                                                  1,129,206
                                                                  ---------
           Finland--1.4%
  10,000   Nokia Corporation ADR
           (Telecommunications Equipment)                           784,375
                                                                  ---------

  The accompanying notes are an integral part of these financial statements.

                                   Portfolio Investments--Global Long-Short Fund
================================================================================

  Montgomery Global Long-Short Fund
  Portfolio Investments--9/30/98 (unaudited) (continued)
  Common Stocks (continued)

                                                                 Value
Shares                                                          (Note 1)
------                                                         ----------
             France--7.9%
   3,060     Altran Technologies S.A. (Consumer Services)      $  556,831
   4,512     Belvedere S.A./+/ (Food & Beverage)                  392,397
  14,400     Brice (Apparel & Textiles)                           604,307
   6,540     But S.A. (Furniture)                                 350,370
   4,150     Cap Gemini S.A. (Business Services)                  635,862
  11,270     Eiffage (Holding)                                    775,846
   6,400     Marc Orian S.A. (Retail Trade)                       754,313
  14,040     Montupet (Auto/Auto Parts)                           521,254
                                                               ----------
                                                                4,591,180
                                                               ----------

             Germany--4.1%
  10,800     Bayerische Hypo-Und Vereinsbank (Banks)              795,473
     434     Porsche AG (Auto/Auto Parts)                         753,675
   8,900     Mannesmann AG (Machinery & Tools)                    815,414
                                                               ----------
                                                                2,364,562
                                                               ----------

             Great Britain--2.5%
  13,000     Arm Holding PLC (Software Systems)                   194,491
   2,200     Arm Holding, ADR (Software Systems)                   98,725
   4,000     Colt Telecommunications Group, Sponsored ADR
             (Telephone/RegionalLocal)                            135,000
  32,000     COLT Telecommunications Group PLC/+/
             (Telephone/RegionalLocal)                            271,744
 268,500     Freepages Group PLC (Broadcasting/Advertising)       122,107
  66,000     Orange PLC (Telephone/Wireless)                      638,455
                                                               ----------
                                                                1,460,522
                                                               ----------
             Greece--1.1%
  10,500     Hellenic Telecommunication Organization S.A.
             (Telephone/Networks)                                 251,807
  12,000     Stet Hellas Telecommunications S.A., ADR
             (Telecommunications/Other)                           369,750
                                                               ----------
                                                                  621,557
                                                               ----------

  The accompanying notes are an integral part of these financial statements.

Portfolio Investments--Global Long-Short Fund
================================================================================

  Montgomery Global Long-Short Fund
  Portfolio Investments--9/30/98 (unaudited) (continued)
  Common Stocks (continued)

                                                                     Value
Shares                                                              (Note 1)
------                                                             ----------
             Hungary--0.5%
  23,400     Matav RT/**/ (Telecommunications/Other)               $  103,048
   8,300     Mol Magyar Olaj-es Gazipari/**/ (Oil)                    161,099
                                                                   ----------
                                                                      264,147
                                                                   ----------

             Indonesia--0.2%
  31,500     PT Tambang Timah, GDR (Metals & Mining)                  135,450
                                                                   ----------

             Ireland--0.8%
  14,100     Esat Telecommunications, ADR
             (Telecommunications/Services)                            471,469
                                                                   ----------

             Italy--2.0%
 200,000     Poligrafici Editoriale SpA(Newspapers/Publishing)        499,197
 135,000     Bulgari SpA (Retail Trade)                               637,931
                                                                   ----------
                                                                    1,137,128
                                                                   ----------
             Japan--0.4%
   3,400     Sony Corporation (Electronics)                           236,338
                                                                   ----------

             Malaysia--0.7%
 270,000     John Hancock Life Insurance/**/ (Insurance)               83,057
 102,000     Malaysia International Shipping Berhad/**/(Shipping)      96,187
 177,000     New Straits Times/**/ (Newspapers/Publishing)             59,310
 306,000     PPB Oil Palms Berhad** (Agricultural Commodities)        122,147
 178,000     Selangor Properties Berhad/**/ (Real Estate)              43,674
                                                                   ----------
                                                                      404,375
                                                                   ----------

             Mexico--0.4%
 66,000      Grupo Mexico S.A., Series B (Metals & Mining)            168,235
  6,100      Grupo Industrial Maseca S.A. de C.V., Series A
             (Agricultural Commodities)                                62,525
                                                                   ----------
                                                                      230,760
                                                                   ----------

  The accompanying notes are an integral part of these financial statements.

                                   Portfolio Investments--Global Long-Short Fund
================================================================================

             Montgomery Global Long-Short Fund
             Portfolio Investments--9/30/98 (unaudited) (continued) Common Stocks (continued)

                                                                      Value
Shares                                                               (Note 1)
------                                                              ----------
             Netherlands--3.9%
  10,900     Equant N.V. Registered (Software Systems)              $  501,400
  25,000     Gucci Group N.V. (Retail Trade)                           903,125
  21,000     Ispat International N.V./+/ (Metals & Mining)             157,500
  26,400     Ordina Beheer (Business Services)                         728,914
                                                                    ----------
                                                                     2,290,939
                                                                    ----------

             Poland--0.5%
  12,500     Bank Handlowy W. Warszawie, GDR/***/ (Banks)              128,743
  45,000     Polska Miedz S.A. (Metals & Mining)                       148,615
                                                                    ----------
                                                                       277,358
                                                                    ----------

             Philippines--0.1%
 650,000     Cosmos Bottling Company (Food & Beverage)                  49,029
                                                                    ----------

             Singapore--2.3%
  218,000    DBS Land/**/ (Real Estate)                                151,102
  257,000    Marco Polo Developments, Ltd. (Real Estate)               133,981
  122,000    Oversea-Chinese Banking Corporation (Banks)               306,446
  231,000    Overseas Union Bank (F) (Banks)                           329,805
   41,000    Singapore Airlines Ltd. (F) (Airlines)                    224,674
  180,000    Singapore Tech Engineering (Conglomerates)                172,749
                                                                    ----------
                                                                     1,318,757
                                                                    ----------

              South Africa--1.6%
    3,700     Anglogold/**/ (Metals & Mining)                          193,884
   14,630     JCI Gold Ltd. (Holding)                                   11,201
   13,300     Liberty Life Association of Africa, Ltd./**/
              (Insurance)                                              202,518
   17,400     South African Breweries, Ltd./**/ (Food & Beverage)      262,284
  120,000     Standard Bank Investment (Banks)                         247,033
                                                                    ----------
                                                                       916,920
                                                                    ----------

              Spain--0.9%
 15,900       Baron de Ley, S.A./+/ (Food & Beverage)                  537,711
                                                                    ----------

  The accompanying notes are an integral part of these financial statements.

Portfolio Investments--Global Long-Short Fund
================================================================================

             Montgomery Global Long-Short Fund
             Portfolio Investments--9/30/98 (unaudited) (continued) Common Stocks (continued)

                                                                     Value
Shares                                                              (Note 1)
------                                                             ----------
             Switzerland--3.4%
    6,200    Barry Callebaut (Food & Beverage)                     $1,414,807
    1,147    Zurich Allied AGNew (Financial Services)                 570,841
                                                                   ----------
                                                                    1,985,648
                                                                   ----------

             Sweden--1.3%
   24,200    Autoliv, Inc./**/ (Auto/Auto Parts)                      744,045
                                                                   ----------

             Taiwan--0.3%
   15,900    Taiwan Fund, Inc. (Mutual Funds)                         194,775
                                                                   ----------

             Thailand--0.3%
   16,600    GSS Array Technology Public Company, Ltd./+/
             (Electronics)                                             19,097
   17,000    GSS Array Technology Public Company, Ltd. (F)/+/
             (Electronics)                                             32,238
  322,937    International Broadcasting Corporation Public
             Company, Ltd./+/ (Broadcasting/Advertising)              140,851
                                                                   ----------
                                                                      192,186
                                                                   ----------
             Turkey--0.6%
4,870,000    Akbank T.A.S. (Banks)                                     68,436
5,700,000    Dogan Sirketler Grubu Holding A.S. (Holding)             205,383
    9,250    Yapi ve Kredi Bankasi A.S. (Banks)                       102,906
                                                                   ----------
                                                                      376,725
                                                                   ----------

             United States--42.6%
   29,750    Administaff, Inc./***/+/ (Business Services)             950,141
   30,000    Advanced Semiconductor Engineering GDR/**/
             (Semiconductors)                                         273,000
   14,000    AirTouch Communications, Inc. (Telephone/Wireless)       798,000
    7,000    Alza Corporation (Pharmacy/Drugs)                        303,625
   13,000    American Home Products Corporation (Pharmacy/Drugs)      680,875
   35,000    AnnTaylor Stores Corporation/**/ (Retail Trade)          710,938
   14,000    Ascend Communications, Inc.
             (Telecommunications Equipment)                           637,438
   18,000    AXENT Technologies, Inc./***/+/ (Software Systems)       334,688
   27,500    Bebe Stores, Inc. (Apparel & Textiles)                   434,844
   12,300    Broadcom Corporation, Class A (Electrical Equipment)     871,763

  The accompanying notes are an integral part of these financial statements.

                                   Portfolio Investments--Global Long-Short Fund
================================================================================

             Montgomery Global Long-Short Fund
             Portfolio Investments--9/30/98 (unaudited) (continued) Common Stocks (continued)

                                                                                     Value
Shares                                                                              (Note 1)
------                                                                             ----------
             United States (continued)
 27,700      Burlington Coat Factory (Retail Trade)                                $  408,575
  6,400      CKE Restaurants, Inc./***/ (Restaurants)                                 190,400
 10,250      Cellular Communications International, Inc. (Telephone/Wireless)         561,828
 30,000      Compaq Computer Corporation (Computers & Office Equipment)               948,750
  8,000      Cooper Cameron Corporation (Oilfield Equipment & Services)               225,000
 10,000      Cost Plus, Inc./+/ (Retail Trade)                                        263,125
 29,000      Cymer, Inc. (Semiconductors)                                             261,906
 10,000      Delia's, Inc. (Retail Trade)                                              64,375
 13,000      Estee Lauder Company, Inc. (Cosmetics & Personal Care)                   666,250
 14,000      Firstar Corporation (Banks)                                              708,750
 14,500      Forest Laboratories, Inc./+/ (Pharmacy/Drugs)                            498,438
 11,000      Gateway 2000 (Computers & Office Equipment)                              573,375
 11,000      General Nutrition Companies, Inc. (Retail Trade)                         119,281
 36,700      Genesco, Inc. (Footwear)                                                 199,566
 24,600      Global Crossing, Ltd. (Telephone/Networks)                               515,047
 19,000      Global TeleSystems Group, Inc./+/ (Telephone/Networks)                   640,063
  8,000      Intel Corporation (Semiconductors)                                       686,250
 19,000      JLK Direct Distribution, Class A (Machinery & Tools)                     204,250
 46,000      Jones Apparel Group (Apparel & Textiles)                               1,055,125
 12,000      MCI WorldCom (Telephone/Integrated)                                      586,875
 18,000      Medicis Pharmaceutical, Class A (Pharmacy/Drugs)                         712,125
  8,000      Nationsbank Corporation (Banks)                                          428,000
 10,000      Natural Alternatives International (Pharmacy/Drugs)                      121,875
 10,500      New Era of Networks, Inc./***/+/ (Telephone/Networks)                    428,531
 13,000      Office Depot, Inc. (Retail Trade & Services)                             291,688
 14,000      Pride International, Inc./***/+/ (Oilfield Equipment & Services)         112,000
 36,000      RCN Corporation (Telecommunications)                                     470,250
 22,000      Ralston Purina Company (Food & Beverage)                                 643,500
 20,000      Ranbaxy Laboratories (Pharmacy/Drugs)                                    353,500
  3,500      Rexall Sundown, Inc. (Pharmacy/Drugs)                                     54,250
  7,000      Sangstat Medical Corporation/***/+/ (Medical Products)                   148,094
 22,000      Sapient Corporation (Software Systems)                                   751,438
 20,000      Snyder Communications, Inc. (Broadcasting/Advertising)                   670,000
 14,700      Tele-Com Liberty Media GR (Broadcasting/Advertising)                     538,847

  The accompanying notes are an integral part of these financial statements.

Portfolio Investments--Global Long-Short Fund
================================================================================

             Montgomery Global Long-Short Fund
             Portfolio Investments--9/30/98 (unaudited) (continued) Common Stocks (continued)

                                                                                    Value
Shares                                                                             (Note 1)
------                                                                            ----------
 38,700      Trans World Entertainment CP (Retail Trade)                          $   703,856
 16,000      Uniphase Corporation/**/ (Semiconductors)                                655,000
 12,500      Veritas Software Corporation/***/+/ (Software Systems)                   690,234
 19,000      Vertex Pharmaceutical, Inc. (Pharmacy/Drugs)                             435,813
 11,700      Weatherford International (Oilfield Equipment &  Services)               253,013
 28,500      Wet Seal, Inc., Class A (Specialty Apparel Retail)                       492,516
 18,000      Williams Sonoma (Household Products)                                     383,625
                                                                                  -----------
                                                                                   24,710,696
                                                                                  -----------
             TOTAL COMMON STOCKS
             (Cost $55,462,949)                                                    49,198,249
                                                                                  ===========


Principal Amount
----------------
Foreign Government Obligations--0.3%
(Cost $231,017)

                    Turkey--0.3%
TKL 60,000,000,000  Treasury Bill, due 11/04/98.                                  $   196,761
                                                                                  -----------
Convertible Bonds--0.1%
(Cost $97,764)

                    United States--0.1%
$100,000            Traffic Stream, 14.250% due 05/01/06                               45,000
                                                                                  -----------
Shares
-------
Warrants--0.0%
(Cost $0 )

                    Thailand--0.0%
350,000             Security One Public Company Ltd. Warrants,
                    Expire 05/31/2001/**/+/ (Investment Management)                     7,965
                                                                                  -----------

  The accompanying notes are an integral part of these financial statements.

                                   Portfolio Investments--Global Long-Short Fund
================================================================================

Montgomery Global Long-Short Fund
Portfolio Investments--9/30/98 (unaudited) (continued)

                                                Expiration   Strike          Value
Number of Contracts                                Date       Price         (Note 1)
                                                ----------  ----------    ------------
Put Options Purchased--0.0%
(Cost $28,162)

20     Dell Computer Corporation
       (Computers & Office Equipment)             11/21/98     $  50      $      2,875
20     Citicorp (Banks)                           11/21/98     $  95            18,042
                                                                          ------------
                                                                                20,917
                                                                          ------------

       TOTAL INVESTMENTS (Cost $55,819,892/*/)        85.2%                 49,468,892
       TOTAL SHORT SALES (Proceeds $48,818,843)      (75.9)%               (44,039,517)
       OTHER ASSETS AND LIABILITIES (Net)             90.7%                 52,596,220
                                                                          ------------
       TOTAL NET ASSETS                              100.0%               $ 58,025,595
                                                                          ============

/*/   Aggregate cost for federal tax purposes.
/**/  Illiquid security (see note 1 to Financial Statements).
/***/ Designated as short sale collateral.
/+/   Non-income-producing security.

Abbreviations:
ADR   American Depositary Receipt
(F)   Foreign or Alien Shares
GDR   Global Depositary Receipt
TKL   Turkish Lira

  The accompanying notes are an integral part of these financial statements.

Schedule of Short Sales--Global Long-Short Fund
================================================================================

Montgomery Global Long-Short Fund
Schedule of Short Sales--9/30/98 (unaudited)
Short Sells--75.9%

                                                                            Value
Shares                                                         Proceeds   (Note 1)
-------                                                        ---------  ---------
                Argentina--0.8%
   8,300        Banco Frances Rio PLA,
                Sponsored ADR (F) (Banks)                       $156,091   $160,294
  12,100        Disco S.A., Sponsored ADR
                (Food & Beverage)                                271,353    175,450
   4,800        Telefonica de Argentina, ADR
                (Telephone/Networks)                              97,809    142,500
                                                              ----------  ---------
                                                                 525,253    478,244
                                                              ----------  ---------
                Belgium--0.7%
   5,900        Solvay S.A. (Chemicals)                          429,530    393,790
                                                              ----------  ---------
                Brazil--1.3%
   6,300        Cia Anonima Telefonica de Venezuela,
                ADR (Telephone/Networks)                         101,994    107,100
  28,000        Cia Cervejaria Brahma, Sponsored,
                ADR (Food & Beverage)                            271,911    218,750

  14,800        Cia Cerveceria Unidas S.A. (Food & Beverage)     272,616    273,338
2,800,000       Cia Energetica de Minas Gerais
                (Electric Utilities)                              61,584     60,939
   1,400        Telebras, Sponsored ADR (Telephone/Networks)     101,679     96,600
                                                              ----------  ---------
                                                                 809,784    756,727
                                                              ----------  ---------
                China/Hong Kong--0.7%
 250,000        Hong Kong & China Gas Company (Gas Utilities)    266,633    306,499
  28,000        V-Tech Holdings Ltd. (Electronics)                98,073    111,656
                                                              ----------  ---------
                                                                 364,706    418,155
                                                              ----------  ---------
                France--4.4%
  6,500         Dassault Systemes S.A,. ADR
                (Computers & Office Equipment)                   258,366    230,344
  1,400         Essilor International
                (Cosmetics & Personal Care)                      542,711    515,018
  1,900         L'Oreal (Cosmetics & Personal Care)              918,210    883,871
  980           Sagem S.A. (Telecommunications Equipment)        698,443    619,522
  26,000        Usinor Sacilor S.A. (Building Materials)         389,415    289,260
                                                              ----------  ---------
                                                               2,807,145  2,538,015
                                                              ----------  ---------

  The accompanying notes are an integral part of these financial statements.

                                 Schedule of Short Sales--Global Long-Short Fund
================================================================================

                   Montgomery Global Long-Short Fund
                   Schedule of Short Sales--9/30/98 (unaudited) (continued)
                   Short Sells (continued)

                                                                                Value
Shares                                                             Proceeds   (Note 1)
-------                                                          -----------  ---------
                   Germany--5.9%
  6,810            Adidas AG (Consumer Goods)                     $  876,489  $780,931
  14,200           Beaf AG (Chemicals)                               581,708   538,256
  9,700            Degussa AG (Chemicals)                            568,136   415,312
  11,775           Metro AG (Retail Trade)                           667,150   820,044
  13,100           SGL Carbon (Chemicals)                          1,264,297   898,200
                                                                  ----------  --------
                                                                   3,957,780 3,452,743
                                                                  ----------  --------
                   Great Britain--6.5%
 360,000           Aegis Group PLC
                   (Broadcasting/Advertising)                        499,983   517,170
  82,000           F.I. Group PLC (Software Systems)                 343,038   373,826
  43,000           Hays PLC (Business Services)                      620,539   648,513
  97,500           Misys PLC (Business Services)                     774,321   873,553
  52,000           Sema Group PLC
                   (Computers & Office Equipment)                    508,381   509,399
 134,000           Rentokil Initial PLC
                   (Consumer Services)                               837,452   828,814
                                                                  ----------  --------
                                                                  3,583,714  3,751,275
                                                                  ----------  --------
                   Indonesia--0.4%
  77,600           Telekomunik Indonesia, Sponsored ADR
                   (Telephone/RegionalLocal)                         444,704   227,950
                                                                  ----------  --------
                   Italy--0.3%
  80,000           Ittierre Holding SpA
                   (Consumer Goods)                                  287,292   183,928
                                                                  ----------  --------
                   Japan--2.0%
 546,000           Kawasaki Steel Corporation
                   (Metals & Mining)                                 746,638   639,883
 147,000           NSK Ltd. (Manufacturing)                          536,629   506,061
                                                                  ----------  --------
                                                                   1,283,267 1,145,944
                                                                  ----------  --------

  The accompanying notes are an integral part of these financial statements.

                                 Schedule of Short Sales--Global Long-Short Fund
================================================================================

               Montgomery Global Long-Short Fund
               Schedule of Short Sales--9/30/98 (unaudited) (continued)

               Short Sells (continued)
                                                                   Value
Shares                                                 Proceeds   (Note 1)
------                                                ----------  ---------
               Mexico--0.7%
 15,000        Bufete Industrial, ADR (F)
               (Heavy Construction)                    $  68,435 $  71,247
 45,900        Cemex S.A., Sponsored ADR,
               Series B (F) (Cement)                     303,498   229,500
  1,800        Telefonos de Mexico, Sponsored
               ADR (Telephone/Networks)                   82,352    79,650
                                                       --------- ---------
                                                         454,285   380,397
                                                       --------- ---------

               Netherlands--2.5%
 13,000        Baan Company (Software Systems)           507,155   334,344
  7,200        Ranstad Holdings (Business Services)      454,945   372,740
  3,980        Wolters Kluwer N.V.
               (Consumer Services)                       724,841   764,365
                                                       --------- ---------
                                                       1,686,941 1,471,449
                                                       --------- ---------
               Philippines--0.2%
  5,000        Philippine Long Distance, ADR
               (Telephone/Long Distance)                  99,697   101,250
                                                       --------- ---------
               South Africa--0.4%
  7,100        De Beers Consolidation Mines,
               ADR (Metals & Mining)                      99,397    89,416
 11,000        De Beers Centenary Linked UT
               (Metals & Mining)                         153,455   144,851
                                                       --------- ---------
                                                         252,852  234,267
                                                       --------- ---------
               Spain--3.1%
 15,150        Acerinox S.A. (Steel)                     403,522   291,397
 35,550        Banco Bilbao Vizcaya (Banks)              553,204   390,728
 14,000        Sol Melia S.A. (Lodging)                  558,365   443,865
 98,900        Tele Pizza S.A. (Food & Beverage)         762,206   661,958
                                                       --------- ---------
                                                       2,277,297 1,787,948
                                                       --------- ---------

  The accompanying notes are an integral part of these financial statements.

                                 Schedule of Short Sales--Global Long-Short Fund
================================================================================

                  Montgomery Global Long-Short Fund
                  Schedule of Short Sales--9/30/98 (unaudited) (continued) Short Sells (continued)

                                                                                Value
Shares                                                            Proceeds     (Note 1)
-------                                                          ----------   ----------
                  Sweden--2.9%
 21,000           Atlas Copco AB, Series B
                  (Machinery & Tools)                            $  484,949   $ 442,049
 20,200           Lindex AB (Apparel & Textiles)                    743,721     569,522
 31,000           Sandvik AB, Series A, SHS (Heavy Construction)    787,459     646,616
                                                                  ---------   ---------
                                                                  2,016,129   1,658,187
                                                                  ---------   ---------
                  Switzerland--1.3%
   290            Ares Serono Group B (Biotechnology)               384,323     378,151
  4,500           CIBA Specialty Chemicals (Chemicals)              562,490     374,891
                                                                  ---------   ---------
                                                                    946,813     753,042
                                                                  ---------   ---------
                  Taiwan--0.3%
 35,000           Acer, Inc., GDR (F) (Software Systems)            180,250    165,375
                                                                  ---------   ---------
                  Turkey--0.4%
   18,500         Yapi ve Kredi Bankasi, GDR (Banks)                353,750    205,813
                                                                  ---------   ---------

  The accompanying notes are an integral part of these financial statements.

                                 Schedule of Short Sales--Global Long-Short Fund
================================================================================

Montgomery Global Long-Short Fund
Schedule of Short Sales--9/30/98 (unaudited) (continued)
Short Sells (continued)


                                                                                           Value
Shares                                                                         Proceeds   (Note 1)
-------                                                                        ---------  --------
             United States--41.1%
  10,000     Agouron Pharmaceuticals, Inc. (Pharmacy/Drugs)                    $305,615   $344,688
  10,000     American Eagle Outfitters (Retail Trade)                           422,902    345,625
  20,000     Apple Computer, Inc. (Computers & Office Equipment)                723,726    763,125
  18,000     Applied Materials, Inc. (Semiconductors)                           571,106    455,063
  20,500     Barnes & Noble, Inc. (Retail Trade)                                714,366    553,500
  22,500     Bed Bath & Beyond, Inc. (Retail Trade)                             437,556    524,531
  26,000     Beringer Wine Estates, Series B (Food & Beverage)                  918,928    996,125
   9,000     Best Buy Company, Inc. (Retail Trade)                              410,490    373,500
  10,000     Black & Decker Corporation (Machinery & Tools)                     559,382    416,250
   7,400     Black Box Corporation (Software Systems)                           269,954    179,681
  18,000     Cadence Design Systems, Inc. (Software Systems)                    492,779    460,125
  15,000     Central Parking Corporation (Business Services)                    602,876    755,625
  22,000     Century Business Services (Business Services)                      436,069    445,500
  12,000     Cintas Corporation (Apparel & Textiles)                            541,898    600,750
  28,000     Darden Restaurants, Inc. (Restaurants)                             439,879    448,000
  10,000     Delia's, Inc. (Retail Trade)                                       204,056     64,375
  21,250     Dollar General Corporation (Retail Trade)                          624,912    565,781
  26,500     Dollar Tree Stores (Retail Trade)                                  830,410    829,781
   7,000     General Electric Co. (Conglomerates)                               538,836    556,938
  16,000     Guitar Center, Inc. (Retail Trade)                                 329,751    299,000
  21,000     HBO & Company (Health Care Information Systems)                    590,169    607,031
  19,000     Intimate Brands, Inc. (Apparel & Textiles)                         409,142    359,813
  11,300     Just For Feet, Inc. (Footwear)                                     172,117    142,309
  19,100     Korea Electric Power Corporation (Electric Utilities)              142,099    171,900
  20,500     Lamar Advertising (Broadcasting/Advertising)                       624,167    567,594
   3,500     Leap Wireless International, Inc. (Telephone/Wireless)              16,297     16,297
  23,000     Linens'N Things, Inc. (Retail Trade)                               633,853    632,500
   9,000     Micron Technology, Inc. (Semiconductors)                           293,852    273,938
  18,000     Miller (Herman), Inc. (Furniture)                                  419,152    358,875
   3,500     Nacco Industries, Inc., Class A (Machinery & Tools)                406,870    350,000
  21,000     Nike, Inc., Class B (Footwear)                                     850,727    773,063
  16,600     PeopleSoft, Inc. (Software Systems)                                495,391    542,094
  14,000     Qualcomm, Inc. (Telecommunications Equipment)                      707,000    671,563
   6,000     Reebok International Ltd. (Retail Trade)                           175,447     81,375

  The accompanying notes are an integral part of these financial statements.

                                 Schedule of Short Sales--Global Long-Short Fund
================================================================================

Montgomery Global Long-Short Fund
Schedule of Short Sales--9/30/98 (unaudited) (continued)

Short Sells (continued)

                                                                                     Value
Shares                                                                 Proceeds     (Note 1)
-------                                                               -----------  ------------
                        United States (continued)
 22,000                 Rent Way, Inc. (Retail Trade)                 $   523,317  $   539,688
 18,500                 Restoration Hardware, Inc.
                        (Furniture)                                       550,614      380,984
  3,500                 Rexall Sundown, Inc.
                        (Pharmacy/Drugs)                                  105,329       54,250
 12,000                 Sara Lee Corporation
                        (Food & Beverage)                                 645,008      648,000
 17,000                 Sears, Roebuck and Company
                        (Retail Trade)                                    930,511      751,188
 16,000                 Staples, Inc. (Retail Trade)                      472,984      470,500
 22,000                 Starbucks Corporation
                        (Food & Beverage)                                 958,191      799,563
  9,000                 ST Microelectronics (Electronics)                 405,445      405,998
  8,000                 Talbots (Retail Trade)                            196,013      143,000
 29,000                 The Servicemaster Company
                        (Consumer Services)                               640,825      634,375
 23,000                 3DFX Interactive, Inc.
                        (Software Systems)                                417,362      260,188
  8,000                 Tiffany & Company (Retail Trade)                  381,007      251,000
  9,000                 Timberland Company, Class A
                        (Footwear)                                        554,314      328,500
 12,000                 Tommy Hilfiger Corporation
                        (Retail Trade)                                    544,043      492,000
 28,000                 Ultratech Stepper, Inc.
                        (Semiconductors)                                  510,139      424,375
 10,000                 United Auto Group, Inc.+
                        (Auto/Auto Parts)                                 145,958      141,875
 10,000                 Verisign, Inc. (Electrical Equipment)             304,704      271,250
  9,000                 Wal-Mart Stores, Inc. (Retail Trade)              525,942      491,625
 23,500                 Walt Disney Company
                        (Leisure Time)                                    593,017      594,844
 12,000                 Wild Oats Market, Inc.
                        (Food & Beverage)                                 341,157      325,500
                                                                      -----------  -----------
                                                                       26,057,654   23,935,018
                                                                      -----------  -----------
                        TOTAL SHORT SALES                             $48,818,843  $44,039,517
                                                                      ===========  ===========


  The accompanying notes are an integral part of these financial statements.

Investment Review--Emerging Markets Focus Fund
================================================================================

Montgomery Emerging
Markets Focus Fund

------------------------------------
       Portfolio Management

  [PHOTO OF JOSEPHINE S. JIMENEZ]

     Josephine S. Jimenez, CFA
      Senior Portfolio Manager
------------------------------------

         Fund Performance
Total Return Since Inception (12/31/97)
      for the period ended 9/30/98

Montgomery Emerging Markets Focus Fund

Class A shares          (23.20)%
Class B shares          (21.00)%
Class C shares          (21.00)%

MSCI Emerging Markets Free Index/1/

Since 12/31/97          (36.72)%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

/1/ The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
--------------------------------------------------------------------------------

Q:   What is the Fund's strategy?

A: The Montgomery Emerging Markets Focus Fund employs a disciplined, research-driven investment strategy combining macroeconomic analysis and original company research based on qualitative insights and frequent visits to emerging markets countries. The Fund differs from other general emerging markets funds in that it concentrates its investments in three to 10 emerging markets. It may also invest up to 50% of its assets in a single emerging market.

Q: Why should investors consider a focused emerging markets investment strategy?

A: Although the fact that some emerging markets economies have suffered economic difficulties over the past year is inescapable, what dedicated emerging markets investors realize is that not all emerging markets are alike. For example, Russia's economic fundamentals are a lot weaker than those of Brazil. Although both markets experienced strong capital flight during August, we believe that when fundamentals rather than sentiment start to drive emerging markets performance once again, markets such as Brazil may provide strong returns whereas those with poor economic fundamentals such as Russia may continue to languish.

     The Montgomery Emerging Markets Focus Fund is designed to seek differences between markets and concentrate on those likely to provide the best returns. Investors who have strong convictions about the potential opportunities in developing countries may find the typical diversified emerging markets fund overly dilutive. Such funds typically invest in 30 or more countries and upward of 200 individual securities. By concentrating the portfolio in a smaller number of attractive, relatively liquid markets while maintaining diversification across individual securities and

                                  Investment Review--Emerging Markets Focus Fund
================================================================================

     sectors, we believe that the Montgomery Emerging Markets Focus Fund can be more effective in acting on convictions about the direction of developing countries' stock markets.

Q: The Montgomery Emerging Markets Focus Fund outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index. What factors contributed to the Fund's outperformance?

A: The advantage of such a focused fund is that we can re-direct investments to reflect changing conditions in the emerging markets. For instance, at the beginning of the year our investment in South Africa (26.4% of assets as of 9/30/98) was very profitable. The market rallied on the back of declining interest rates, lower inflation and corporate restructuring. By the third quarter, however, South Africa had become a casualty of the emerging markets contagion in spite of attractive fundamentals. In contrast, our China/Hong Kong investment (18.4% of assets as of 9/30/98), albeit hard-hit in mid-August, staged a very strong rally toward the end of the quarter, helping lift the Fund's relative performance. Greater China was rewarded for avoiding currency devaluation and for an improving economic outlook.

Q:   Were there any holdings that disappointed you in terms of performance?

A: Our holdings in Brazil (31.1% of assets as of 9/30/98) were perhaps the biggest recent disappointment. During the third quarter of the year, the Brazilian market lost more than 35% of its value due to a sentiment-driven sell-off. Due to Brazil's market size and liquidity, capital flight from the real was much stronger than the flight suffered by many other emerging markets currencies. We believe that the underlying fundamentals of this market are still attractive, however, especially at today's valuations.

--------------------------------------------------------------------------------
                            Growth of $10,000/*/

                           Emerging Markets Focus        MSCI Emerging Markets
Date                       Fund-A                        Free Index
--------------------------------------------------------------------------------
12/31/97                             9,451.80
01/31/89                             8,950.85                       9,215.70
02/28/98                            10,000.00                      10,177.60
03/31/98                            10,803.40                      10,619.27
04/30/98                            11,332.70                      10,503.59
05/31/98                             9,792.06                       9,064.17
06/30/98                             8,827.98                       8,113.37
07/31/98                             9,083.18                       8,370.62
08/31/98                             6,559.55                       5,950.34
09/30/98                             7,258.98                       6,327.80

/*/ The chart above shows the performance of the Montgomery Emerging Markets Focus Fund's Class A shares since the Fund's inception versus the index. This represents a cumulative return of (27.41)%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $7,505 on September 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Class C shares at inception, December 31, 1997, would have been worth $7,821 on September 30, 1998.

Investment Review--Emerging Markets Focus Fund
================================================================================

Q:   How do you view the outlook for emerging markets moving forward?

A: In general, investors remain very risk averse when it comes to emerging markets. There are, however, indications that countries that have been firm in their resolve to stick to sensible economic programs or go through difficult restructuring are now seeing some benefit. We believe that the Montgomery Emerging Markets Focus Fund has the flexibility to take advantage of this trend.

     Asia

     In Asia, after a year long recession in many countries, Japan's decision to recapitalize its troubled banking industry could help the neighboring economies recover if the yen strengthens and the Japanese economy absorbs the excess capacities in Asia. Also, the second round of interest rate declines in the United Sates have been beneficial to market sentiment, especially Hong Kong, since the Hong Kong dollar is pegged to the U.S. dollar. Although economic growth in China has slowed somewhat, growth remains firm at more than 6%. The rebuilding needed to correct the infrastructure damages resulting from this year's flooding should stimulate economic growth next year. In addition, the government is continuing to take a firm line with financial institutions, allowing them to go bankrupt no matter the size and, in so doing, cleaning up its banking sector. In Thailand strict adherence to an International Monetary Fund (IMF) reform package has won the respect of international bankers. While excesses especially in the property sector still have to be drawn down, Thailand is moving forward in correcting its banking crisis and restoring investor confidence. The stock market has risen and the baht appears to have stabilized.

     The Montgomery Emerging Markets Focus Fund has concentrated its Asian investments in China/Hong Kong and in India, the latter isolated from the global turmoil since exports do not represent a major component of gross domerstic product (GDP) and where we have found extremely attractive companies with low leverage and strong growth potential.

     Latin America

     In Latin America our main holdings are in Brazil, where we expect an improvement in outlook in the near future. While not yet finalized, it is widely anticipated that the IMF will put an emergency funding package together to help support the real. It is also widely recognized that following the elections for state governors on October 25, President Fernando Henrique Cardoso and the Brazilian Congress are likely to pass stiff measures to reduce the size of the country's troubling fiscal deficit. Although this may slow economic growth, it should keep Brazil's reform program on track and boost investor confidence.

     Europe/Africa

     We still like South Africa on a fundamental basis and believe that the market has been oversold. There are a number of companies now trading at very low multiples with good earnings prospects. Once investors recognize this, we believe that the market will rebound. While real interest rates remain high, corporate South Africa benefits, because of highly liquid balance sheets. Also, efforts by Japan to finally stimulate its economy by assisting the banking sector could set the stage for eventual recovery in global demand for commodities abundant in South Africa.

     In summary, as of this writing the Montgomery Emerging Markets Focus Fund has focused its investments in fewer than 20 companies in China/Hong Kong, India, Brazil and South Africa.


There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                                  Investment Review--Emerging Markets Focus Fund
================================================================================

---------------------------------------

           Top Ten Holdings
(as a percentage of total net assets)

1.  Videsh Sanchar Nigam Ltd., ADR

2.  Yanzhou Coal Mining Company, Ltd.

3.  Banco de Estado de Sao Paolo S.A.

4.  JD Group Ltd.

5.  Telebras, ADR

6.  Vale de Rio Doce

7.  China Telecom, ADR

8.  ABSA Group Ltd.

9.  Banco de Brasil S.A.

10. Wooltru Ltd., "N" Shares


---------------------------------------

         Top Four Countries
(as a percentage of total net assets)

1.  Brazil

2.  South Africa

3.  China/Hong Kong

4.  India

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Portfolio Investments--Emerging Markets Focus Fund
================================================================================

Montgomery Emerging Markets Focus Fund
Portfolio Investments--9/30/98 (unaudited)

Common Stocks--62.9%

                                                                    Value
Shares                                                             (Note 1)
                Brazil--4.6%
 7,000,000      Telesp Celular S.A./+/                              $174,314
                (Telephone/RegionalLocal)

                China/Hong Kong--18.4%
  6,200         China Telecom, ADR+ (Telephone/Wireless)             186,000
  80,000        Shanghai Industrial Holdings Ltd.
                (Conglomerates)                                      160,025
  41,600        Yanzhou Coal Mining Company Ltd. (Coal)              358,800
                                                                     704,825
                India--13.5%
  6,500         Mahanagar Telephone Nigam Ltd.,

                GDR (Telephone/RegionalLocal)                         77,025
   34,400       Videsh Sanchar Nigam Ltd.,
                ADR (Telephone/Long Distance)                        378,400
    5,500       Videsh Sanchar Nigam Ltd.,
                GDR (Telephone/Long Distance)                         60,500
                                                                     515,925

                South Africa--26.4%
   49,600       ABSA Group Ltd. (Banks)                              180,583
    4,600       Anglo American Corporation of South Africa Ltd.
                (Metals & Mining)                                    131,479
   79,700       C.G. Smith Ltd. (Conglomerates)                      158,647
   60,700       JD Group Ltd. (Furniture)                            278,831
    6,255       Liberty Life Association of Africa,                   95,244
                Ltd. (Insurance)
  175,500       Wooltru Ltd., "N" Shares (Retail Trade)              163,923

                                                                   1,008,707

                TOTAL COMMON STOCKS
                (Cost $3,446,065)                                  2,403,771

 The accompanying notes are an integral part of these financial statements.

                              Portfolio Investments--Emerging Markets Focus Fund
================================================================================

                     Montgomery Emerging Markets Focus Fund
                     Portfolio Investments--9/30/98 (unaudited) (continued)

                     Preferred Stocks--26.5%

                                                                     Value
Shares                                                             (Note 1)

                Brazil--26.5%
24,600,000      Banco de Brasil S.A. (Banks)                      $  176,389
 9,145,000      Banco de Estado de Sao Paulo S.A. (Banks)            308,575
    3,800       Telebras, ADR (Telephone/Networks)                   267,663
   17,200       Vale de Rio Doce (Metals & Mining)                   261,168


                TOTAL PREFERRED STOCKS
                (Cost $1,242,596)                                  1,013,795

                TOTAL SECURITIES
                (Cost $4,688,661)                                  3,417,566

Principal Amount

Repurchase Agreement--17.3%
(Cost $662,000)
$662,000 Agreement with Bear Stearns, Tri-Party, 5.730% dated 09/30/98, to be repurchased at $662,105 on 10/01/98, collateralized by $675,240 market value of U.S. government securities, having various maturities and various interest rates
                                                                     662,000

                TOTAL INVESTMENTS (Cost $5,350,661/*/)   106.7%    4,079,566
                OTHER ASSETS AND LIABILITIES (Net)       (6.7)%     (256,254)
                NET ASSETS                               100.0%   $3,823,312

------------------
/*/  Aggregate cost for federal tax purposes.
/+/  Non-income producing security.

Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities
================================================================================

The Montgomery Partners Series
Statements of Assets and Liabilities
September 30, 1998 (unaudited)

                                                       Global Long-Short  Emerging Markets
                                                              Fund           Focus Fund
ASSETS:
Investments in securities, at value (note 1)
Securities
(Cost $55,819,892 and $4,688,661, respectively)             $ 49,468,892    $3,417,566
Repurchase agreements, at cost                                        --       662,000
Total Investments                                             49,468,892     4,079,566
Cash                                                        44,633,470              --
Deposit with custodian bank for short sales                    4,877,984            --
Foreign currency, at value
(Cost $1,156,966 and $1,269,603, respectively)                 1,021,706     1,301,294
Forward foreign-currency exchange contracts:
Net unrealized appreciation of forward
foreign-currency exchange contracts (note 5)                          --         2,237
Receivables:
Dividends and interest                                           307,678        23,478
Expenses absorbed by Manager (note 2)                             55,235        61,614
Shares of beneficial interest sold                               247,175            --
Investment securities sold                                     7,959,659       243,026
Other assets:
Prepaid expenses                                                  16,500        15,455
Organization costs (note 1)                                       23,802        17,575

Total Assets                                                 108,612,101     5,744,245
LIABILITIES:
Short sales (Proceeds $48,818,843) (note 1)                   44,039,517            --
Forward foreign-currency exchange contracts:
Net unrealized depreciation of forward
foreign-currency exchange contracts (note 5)                      10,268            --
Payables:
   Dividends                                                      93,939            --
   Investment securities purchased                             5,898,857     1,743,244
   Shares of beneficial interest redeemed                         12,461            --
   Management fees                                               220,782        16,373
   Organization costs                                             13,704         9,399
   Registration and filing fees                                   33,622        34,122
   Trustees' fees and expenses (note 2)                            2,723         2,723
   Distribution fees
   (Class B and Class C shares only) (note 4)                     20,371            --
   Shareholder servicing fees (note 4)                            43,695         5,931
   Other accrued liabilities and expenses                        196,567       109,141
Total Liabilities                                             50,586,506     1,920,933
Net Assets                                                   $58,025,595    $3,823,312

 The accompanying notes are an integral part of these financial statements.

                                              Statements of Assets & Liabilities
================================================================================

The Montgomery Partners Series
Statements of Assets and Liabilities (continued)
September 30, 1998 (unaudited)

                                                                  Global Long-Short  Emerging Markets
                                                                        Fund            Focus Fund
Net Assets Consist of:
Undistributed net investment income/(loss)                           $   (52,982)  $    69,116
Accumulated net realized gain/(loss) on securities sold,
forward foreign-currency exchange contracts,
foreign-currency transactions
and securities sold short                                              3,008,043      (967,799)

Net unrealized depreciation of investments, forward
foreign-currency exchange contracts, foreign-currency
transactions, securities sold short and other assets
                                                                      (1,698,940)   (1,220,192)
Paid-in capital                                                       56,769,474     5,942,187

Net Assets                                                           $58,025,595   $ 3,823,312
Class A Shares:
Net assets                                                           $42,734,807   $ 3,700,639

Fund shares outstanding                                                3,179,036       482,783
Net asset value and redemption price per share outstanding                $13.44         $7.67
Maximum offering price per share (net asset value plus
sales charge of 5.50% of offering price)
                                                                          $14.22         $8.12

Class B Shares:
Net assets                                                           $10,994,216   $    13,019
Fund shares outstanding                                                  825,388         1,651
Net asset value and offering price per share outstanding/*/          $     13.32   $      7.89

Class C Shares:
Net assets                                                           $ 4,296,572   $   109,654
Fund shares outstanding                                                  344,573        13,903
Net asset value and offering price per share outstanding/*/          $     12.47         $7.89


/*/ Redemption price is equal to net asset value less any applicable contingent deferred sales charge (CDSC).

 The accompanying notes are an integral part of these financial statements.

Statements of Operations
================================================================================
The Montgomery Partners Series
Statements of Operations
Six Months Ended September 30, 1998 (unaudited)

                                                                  Global Long-Short  Emerging Markets
                                                                        Fund            Focus Fund

Net Investment Income:
Investment Income:
Interest                                                             $   458,858    $   20,376
Dividends (net of withholding tax of $12,776
and $915, respectively)                                                  149,044        54,903

Total Income                                                             607,902        75,279
Expenses:
Management fee (note 2)                                                  282,543        25,410
Custodian fee                                                             61,595         8,046
Transfer agency fees                                                      42,987        32,759
Administration fee (note 2)                                               13,185         1,423
Legal and audit fees                                                      29,079        29,079
Trustees' fees                                                             2,758         2,758
Printing fees                                                              7,754         7,754
Registration and filing fees                                              16,479        18,006
Dividend and interest expenses (note 1 and note 3)                       176,575            --
Amortization of organization costs (note 1)                                2,807         2,072
Shareholder servicing fees                                                47,090         5,082
Other                                                                     23,447        10,621
Distribution fees (note 4):
   Class B shares                                                         20,432            24
   Class C shares                                                          7,346           462

   Total Expenses                                                        734,077       143,496
Fees deferred and/or expenses
 absorbed by Manager (note 2)                                            (87,078)     (100,321)

   Net Expenses                                                          646,999        43,175

Net Investment Income/(Loss)                                             (39,097)       32,104

 The accompanying notes are an integral part of these financial statements.

                                                        Statements of Operations
================================================================================


The Montgomery Partners Series
Statements of Operations (continued)
Six Months Ended September 30, 1998 (unaudited)

                                                            Global Long-Short  Emerging Markets
                                                                  Fund            Focus Fund
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Securities transactions                                       $  (238,566)  $  (874,715)
   Securities sold short                                           3,119,874            --
   Forward foreign-currency exchange contracts                      (106,038)          (80)
   Futures contracts                                                  (2,933)           --
   Written options                                                   (48,235)           --
   Foreign-currency transactions and net other assets               (251,195)      (69,200)

   Net Realized Gain/(Loss) on
   Investments During the Period                                   2,472,907      (943,995)
Net change in unrealized appreciation/(depreciation) of:
   Securities                                                     (8,092,902)   (1,480,417)
   Securities sold short                                           5,168,034            --
   Forward foreign-currency exchange contracts                        (9,569)        2,237
   Written options                                                    (6,498)           --
   Foreign-currency transactions and net other assets               (110,956)       48,820

   Net Unrealized Depreciation of Investments
   During the Period                                              (3,051,891)   (1,429,360)

Net Realized and Unrealized Loss on Investments                     (578,984)   (2,373,355)

Net Decrease in Net Assets Resulting from Operations             $  (618,081)   (2,341,251)


 The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
================================================================================

The Montgomery Partners Series
Statements of Changes in Net Assets
Six Months Ended September 30, 1998 (unaudited)



                                                            Global Long-Short  Emerging Markets
                                                                  Fund            Focus Fund
Increase/(Decrease) in Net Assets from Operations:
Net investment income/(loss)                                     $   (39,097)  $    32,104
Net realized gain/(loss) on securities sold, forward
  foreign-currency exchange contracts, securities sold
  short, written options and foreign-currency
  transactions during the period                                    2,472,907     (943,995)
Net unrealized depreciation of securities, forward
  foreign-currency exchange contracts, securities sold
  short, written options, foreign-currency
  transactions and other net assets during the period             (3,051,891)   (1,429,360)

Net Decrease in Net Assets Resulting from Operations                (618,081)   (2,341,251)
Beneficial Interest Transactions:
Net increase from beneficial interest transactions (note 8):
   Class A shares                                                 26,085,594     4,184,293
   Class B shares                                                 11,424,614        16,972
   Class C shares                                                  4,291,225        19,988

   Net Increase in Net Assets                                     41,183,352     1,880,002
Net Assets:
Beginning of Period                                               16,842,243     1,943,310

End of Period                                                    $58,025,595   $ 3,823,312

 The accompanying notes are an integral part of these financial statements.

                                             Statements of Changes in Net Assets
================================================================================

The Montgomery Partners Series
Statements of Changes in Net Assets (continued)
Period/*/ Ended March 31, 1998



                                                            Global Long-Short  Emerging Markets
                                                                  Fund            Focus Fund
Increase/(Decrease) in Net Assets from Operations:
Net investment income                                       $    13,539        $    35,459
Net realized gain/(loss) on securities sold, forward
  foreign-currency exchange contracts, securities sold
  short, written options and foreign-currency
  transactions during the period                                 506,608          (23,089)
Net unrealized depreciation of securities, forward
  foreign-currency exchange contracts, securities sold
  short, written options, foreign-currency transactions
  and other net assets during the period                       1,352,951          209,168

Net Decrease in Net Assets Resulting from Operations           1,873,098          221,538
Beneficial Interest Transactions:
Net increase from beneficial interest transactions (note 8):
   Class A shares                                             14,714,995       1,576,045
   Class B shares                                                 59,080             220
   Class C shares                                                195,070         145,507
   Net Increase in Net Assets                                 16,842,243       1,943,310
Net Assets:
Beginning of Period                                                  --              --

End of Period                                               $16,842,243      $1,943,310

/*/ The Funds commenced operations on December 31, 1997.

 The accompanying notes are an integral part of these financial statements.

Financial Highlights
================================================================================

The Montgomery Partners Series
Financial Highlights


Selected Per-Share Data for the Period Ended:

Net Asset Value--Beginning of Period
Net investment income/#/

Net realized and unrealized gain on investments

Net increase in net assets resulting from investment operations

Net Asset Value--End of Period

Total Return/**/
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000s)
Ratio of net investment income/(loss) to average net assets/+/
Ratio of operating expenses to average net assets, excluding dividend and interest expenses/+/
Ratio of operating expenses to average net assets, including dividend and interest expenses/+/
Portfolio turnover rate
Ratio of net investment income/(loss), before deferral of fees by Manager, to average net assets/+/
Ratio of operating expenses, before deferral of fees by Manager, to average net assets/+/

Selected Per-Share Data for the Period Ended:

Net Asset Value--Beginning of Period
Net investment income/#/

Net realized and unrealized gain on investments

Net increase in net assets resulting from investment operations


Net Asset Value--End of Period

Total Return/**/
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000s)
Ratio of net investment income/(loss) to average net assets/+/
Ratio of operating expenses to average net assets, excluding dividend/+/
Portfolio turnover rate
Ratio of net investment income/(loss), before deferral of fees by Manager, to average net assets/+/
Ratio of operating expenses, before deferral of fees by Manager, to average net assets/+/


Global Long-Short Fund/*/
  Class A Shares                                                                  Class B Shares            Class C Shares
     9/30/98                                                                             9/30/98                   9/30/98
   (Unaudited)                                                           3/31/98  (Unaudited)      3/31/98  (Unaudited)      3/31/98
  $12.70              $  10.00              $  12.64             $     10.00
$      11.83           $  10.00

  (0.01)                 0.02                 (0.06)                   0.00
(0.05)                --
   0.75                  2.68                  0.74                    2.64
0.69               1.83

   0.75                  2.70                  0.68                    2.64
0.64               1.83

  $13.44               $  12.70               $  13.32              $     12.64
$      12.47            $  11.83


   5.82%                 27.20%                  5.38%                   26.50%
5.32%              18.50%

 $42,735               $ 16,579               $ 10,994              $        61
$      4,297            $    202
  (0.06)%                 0.65%                 (0.81)%                  (0.10)%
(0.81)%             (0.10)%
   2.35%                  2.35%                  3.10%                    3.10%
3.10%               3.10%
   3.29%                  2.78%                  4.04%                    3.53%
4.04%               3.53%
  112.01%                 84.25%                112.01%                   84.25%
112.01%              84.25%
  (0.52)%                (1.77)%                (1.27)%                  (2.52)%
(1.27)%             (2.52)%
   3.75%/++/              5.19%/++/              4.50%/++/
5.94%/++/                4.50%/++/           5.94%/++/

  Emerging Markets Focus Fund/*/
     Class A Shares             Class B Shares            Class C Shares

     9/30/98                           9/30/98   9/30/98
     (Unaudited)       3/31/98  (Unaudited)      3/31/98  (Unaudited)      3/31/98

  $11.43             $  10.00            $  11.84         $     10.00      $
11.83         $  10.00

   0.05                 0.27                0.01                0.25
0.02             0.26

  (3.81)                 1.16                (3.96)                1.59
(3.96)             1.57

  (3.76)                 1.43                (3.95)                1.84
(3.94)             1.83

  $7.67              $  11.43             $   7.89          $     11.84       $
7.89          $  11.83

  (32.81)%               14.40%              (33.28)%              18.40%
(33.22)%           18.30%

  $3,701              $  1,789             $     13          $         0       $
110          $    154
   1.60%                10.46%                0.85%                9.71%
0.85%             9.71%
   2.10%                 2.10%                2.85%                2.85%
2.85%             2.85%
  147.02%                70.62%              147.02%               70.62%
147.02%            70.62%
  (3.33)%                2.77%               (4.08)%               3.52%
(4.08)%            3.52%
   7.03%                15.34%                7.78%               16.09%
7.78%            16.09%

 The accompanying notes are an integral part of these financial statements.

32                                                                           33

================================================================================



Statement of Cash Flows
The Montgomery Partners Series
Statement of Cash Flows
Six Months Ended September 30, 1998 (unaudited)
  Global Long-Short Fund
Cash Flows from Operating Activities:
Interest income received
$    184,262
Dividend income received
90,256
Operating expenses paid
(956,760)
Proceeds from sales of securities and purchased options
35,970,374
Net proceeds from short sales and futures transactions
39,374,573
Net proceeds from forward foreign-currency exchange contracts
(106,038)
Net proceeds from written options transactions
(71,092)
Purchase of securities and purchased options
(75,097,448)

  Cash Used by Operating Activities
$   (611,873)
  Cash Flows from Financing Activities:
  Proceeds from subscriptions
$ 49,317,545
  Payments on shares redeemed
(7,471,452)
  Repayment of custodian borrowings
(3,473,635)

  Cash Provided/(Used) by Financing Activities
$38,372,458

  Increase in cash
37,760,585
     Cash at beginning of period                                6,872,885

Cash at end of period                                        $ 44,633,470

Reconciliation of Net Increase in Net Assets from
Operations to Cash Provided by Operating Activities:
     Net decrease in net assets resulting from operations    $   (618,081)
     Amortization of organization costs                      $      2,807
     Increase in investments                                  (30,013,002)
  Increase in interest and dividends receivable
(264,036)
  Increase in other assets
(728,111)
  Increase in receivables for investments sold
(4,952,156)
  Increase in payable for investments purchased
4,527,178
  Increase in short sales
31,073,010
  Increase in forward foreign-currency exchange contracts
9,569
  Decrease in written options
(64,594)
  Increase in accrued expenses
415,543

Total adjustments
6,208

Cash Used by Operating Activities
$   (611,873)
Supplemental Information:
  Interest Paid
$     84,662

 The accompanying notes are an integral part of these financial statements.

                                                   Notes to Financial Statements
================================================================================

The Montgomery Global Long-Short Fund and the Montgomery Emerging Markets Focus Fund (the "Funds") are part of the Montgomery Partners Series (the "Series"). Each Fund and the Series are part of the Montgomery Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on September 10, 1993. The Funds commenced operations on December 31, 1997. Each Fund's investment objective is to seek capital appreciation.

1.  Significant Accounting Policies:

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a.   Portfolio Valuation

  Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

  Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ Stock Market are valued at the mean between the last available bid and ask price prior to the time of valuation.

  Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair market value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b.   Forward Foreign-Currency Exchange Contracts

  The Funds may engage in forward foreign-currency exchange contracts
(forward contracts) as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

  Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset, and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on the settlement date. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign-currency-related transactions.

  Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable

Notes to Financial Statements
================================================================================

exchange rate movements during the term of the contract.

c.   Foreign Currency

  The accounting records of the Funds are maintained in U.S. dollars.
Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

  The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation or depreciation from investments and securities sold short.

d.   Repurchase Agreements

  The Funds may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a government debt obligation as collateral. A Fund also agrees with the counterparty to allow the counterparty to repurchase, and a Fund to resell, the obligation at a specified date and price, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. A Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements, to evaluate potential risks. A Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e.   Short Sales/Forward Commitments

  Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. A Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the period ended September 30, 1998, the Global Long-Short Fund incurred $91,913 in dividend expenses.

  A Fund maintains collateral assets consisting of cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

f.   Options

  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price

                                                   Notes to Financial Statements
================================================================================

within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

  If a Fund writes an option and the option expires unexercised, the Fund would realize a capital gain to the extent of the amount received for the option (the "premium"). If a Fund elects to close out the option, it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If a Fund elects to close out the option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

  The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, a Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

  The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask price or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

  When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts.
A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

g.   Futures Contracts

  Each Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock market for hedging and non-hedging purposes. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation). This amount reflects each contract's exposure to the underlying instrument or index at September 30, 1998. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument or index. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument or index, or to hedge other Fund investments.

  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed.

Notes to Financial Statements
================================================================================

  There are several risks in connection with the use of futures contracts. Futures contracts involve, to a varying degree, potentially unlimited risk of loss in excess of the futures variation margin. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments or index. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

  Subject to the regulations of the Commodity Futures Trading Commission, each Fund may invest in futures contracts and options on futures contracts for bona fide hedging purposes without limitation as to a percentage of its assets but subject to a limit for non-bona fide hedging purposes of 5% of net assets for initial margins and premiums on those futures.

h.   Dividends and Distributions

  Dividends, if any, from net investment income are declared and paid at least annually. Distributions of any short-term capital gains earned by the Funds are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

i.   Securities Transactions and Investment Income

  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis.

j.   Federal Income Taxes

  Each Fund intends to elect and qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes.

  As of March 31, 1998, the Emerging Markets Focus Fund had for federal income-tax purposes unused capital losses of $23,804, which will expire in 2006 if not used to offset capital gains in future periods.

k.   Organization Costs

  Expenses incurred in connection with the organization of the Funds amounted to $27,989 and $20,666 for the Global Long-Short Fund and the Emerging Markets Focus Fund, respectively, and are amortized on a straight-line basis over a period of five years from the commencement of operations. Organization costs payable represent amounts due Montgomery Asset Management, LLC, for expenses incurred on behalf of the Funds.

l.   Cash

  Cash, as used in the Statement of Cash Flows for the Global Long-Short Fund, is the amount reported in the Statements of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or

                                                   Notes to Financial Statements
================================================================================

reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

m.   Expenses

  General expenses of the Trust are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class' operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares. Registration and filing fees payable represent amounts due Montgomery Asset Management, LLC, for expenses incurred on behalf of the Funds.

2. Management Fees and Other Transactions with Affiliates and Other Contractual Commitments:

a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended (the "Advisors Act"). The Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany.

  Pursuant to an investment management agreement between the Manager and the Trust with respect to each Fund ("Investment Management Agreement"), the Manager provides the Funds with advice on buying and selling securities, manages the investments of the Funds including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under such agreement. The Manager has agreed to reduce some or all of its Management fee or absorb Fund expenses if necessary to keep the Funds' annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest and taxes, at or below 2.35% and 2.10% for the Global Long-Short Fund and the Emerging Markets Focus Fund, respectively. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

  Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Funds' administrative operations.

  As compensation, the Funds have accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of the Funds at the following annualized rates:

Management Fee Including
Effect of Fees Deferred
Management and Expenses Administration
Name of Fund Fee Absorbed Fee


Global Long-Short Fund                  1.50%       1.04%   .07%
Emerging Markets- Focus Fund            1.25%      (3.69)%  .07%

Notes to Financial Statements
================================================================================

  For the six months ended September 30, 1998, the Manager has deferred fees subject to recoupment as follows:

Deferred Management Fees and Absorbed
                       Fees    Expenses  Expenses Subject
Name of Fund         Deferred  Absorbed   to Recoupment

Global Long-
  Short Fund          $87,078        --          $137,667
Emerging Markets
  Focus Fund          $25,410   $74,911          $145,265

b. Certain officers and Trustees of the Trust are, with respect to the Trust's manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $35,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all Trusts advised by the Manager ($5,000 of which will be allocated to the Montgomery Funds II).

3.   Borrowing From Custodian and Line of Credit:

  The Funds have entered into an arrangement with the Custodian to periodically borrow money for temporary or emergency purposes or to leverage their portfolios in an effort to increase total return. Such borrowings bear interest at fixed rates ranging from 6.03% to 7.02%, depending on the balance outstanding. During the six months ended September 30, 1998, the Global Long-Short Fund borrowed money to leverage the portfolio, resulting in $36,023 of interest expense being incurred by the Fund. At September 30, 1998, there were no borrowings under this agreement. The Fund maintains collateral assets consisting of cash or liquid debt and equity securities sufficient to collateralize 300% of the borrowed amount.

  In addition, under an unsecured Revolving Credit Agreement with DeutscheBank (New York), the Global Long-Short Fund (through August 28, 1998) and the Emerging Markets Focus Fund, along with other Funds of The Montgomery Funds I, The Montgomery Funds II and The Montgomery Funds III, may borrow consistent with applicable law and their investing policies provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. Each Fund pays its quarterly pro-rata share of the 0.08% annual commitment fee of the unutilized credit line balance.

  During the six months ended September 30, 1998, the Global Long-Short Fund borrowed money to leverage the portfolio, resulting in $48,639 of interest expense being incurred by the Fund.


  At September 30, 1998, there were no loans outstanding under this agreement. For the period ended September 30, 1998, borrowing by the Funds under the agreement were as follows:

        Average      Maximum     Average               Average
        Amount        Debt      Interest    Average    Debt
Fund            Outstanding  Outstanding    Rate      Shares     per Share

Global Long-
Short Fund     $4,291,667   $7,000,000    8.5%     2,365,448   $1.88

                                                   Notes to Financial Statements
================================================================================

  Beginning August 28, 1998, the Global Long-Short Fund may borrow money from Bank of America NT&SA up to one-third of its assets under a Credit Agreement dated August 28, 1998. This Fund makes quarterly payments of 0.10% annual commitment fee of the unutilized credit line balance. At September 30, 1998, there were no borrowings under this Agreement.

4.   Shareholder Servicing and Distribution Plans:

  The Funds have adopted a shareholder servicing plan for Class A, Class B and Class C shares and a distribution plan for Class B and Class C shares of each Fund. The shareholder servicing plan permits the Funds to compensate or reimburse servicing agents for shareholder servicing provided by the servicing agents. The distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate or reimburse Funds Distributor, Inc. (the "Distributor") for activities or expenses primarily intended to result in the sale of the class's shares. Payments under the shareholder servicing plan are limited to 0.25% of average daily net assets. Payments under the distribution plan are limited to 0.75% of Class B and Class C average net assets.

  The Funds were advised by the Distributor that for the six months ended September 30, 1998, the Distributor received $80,436 in shareholder servicing and distribution fees. The Distributor also received the proceeds of sales commissions paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid upon certain redemptions of Class B and Class C shares. For the six months ended September 30, 1998, the Distributor earned $6,632 and $3,813 in contingent deferred sales charges on Class B and Class C shares, respectively, of the Funds. Certain employees of the Distributor serve as officers of the Funds.

5.   Securities Transactions:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended September 30, 1998, were:

               Purchases        Sales


Global Long-Short Fund        $79,069,726    $40,771,979
Emerging Markets Focus Fund    $8,580,628     $4,555,691


b. At September 30, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

               Taxable        Taxable

                          Unrealized                     Unrealized
                         Appreciation                   Depreciation

Global Long-Short Fund                  $8,330,254           $9,883,665
Emerging Markets Focus Fund             $  176,918           $1,448,013

Notes to Financial Statements
================================================================================

c. The schedule of forward foreign-currency exchange contracts for the Global Long-Short Fund and Emerging Markets Focus Fund at September 30, 1998, were as follows:

                                                                          Net Unrealized
Foreign-Currency                    Settlement      In Exchange for       Appreciation
Amount                              Date            (US$)                 (Depreciation)

             Global Long-Short Fund:
             Forward Foreign-Currency Exchange Contracts to Receive
36,341,019 Hungarian Forint               10/01/98           $  166,358             $   (612)
464,398  Singapore Dollar                 10/01/98              275,117                  894

Total                                                   $  441,475                  $    282

             Forward Foreign-Currency Exchange Contracts to Deliver
608,300      Singapore Dollar             10/14/98           $  350,000             $(10,550)

Net Unrealized Depreciation                                  $  (10,268)

Emerging Markets Focus Fund:
Forward Foreign-Currency Exchange Contracts to Deliver
150,000  South African Rand       03/29/99              $  239,616
$   2,237

Net Unrealized Appreciation                                                                            $  2,237

d.  Written options activity for the Global Long-Short Fund for the six months ended September 30,
 1998,
were as follows:

     Written Options                                                                                 Premiums    Number of Contracts


Options outstanding at March 31, 1998                                                                  $ 71,092                  260

Options written                                                                                         163,393               12,880

Options expired                                                                                          23,189                  105

Options closed                                                207,776  9,535
Options exercised                                               3,520  3,500

Written Options outstanding at September 30, 1998            $      0      0

                                                   Notes to Financial Statements
================================================================================

6.   Illiquid and Special Situation Securities:

  Each Fund may not invest more than 15% of its net assets in illiquid securities. The securities shown in the following table have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at September 30, 1998. These securities are valued in good faith by the Board of
Trustees:

                Acquisition                 9/30/98     Value
% of Total
Security                         Date           Shares     Market Value  per
Share   Cost         Net Assets
Global Long-Short Fund:
Advanced Semiconductor
Engineering, GDR                 09/24/98       30,000    $  273,000     $ 9.10
$255,000         0.47%
Anglogold                        09/28/98        2,600       136,240      52.40
134,764         0.23
AnnTaylor Stores
Corporation                      09/28/98        1,000        20,310      20.31
23,123         0.04
Autoliv, Inc.                    09/22/98        5,600       172,200      30.75
164,314         0.30
DBS Land                         09/24/98      218,000       151,102       0.69
151,273         0.25
John Hancock Life
Insurance                     03/19/98   270,000  119,368   0.44  129,873   0.21
Liberty Life Association
of Africa, Ltd.               09/25/98    13,300  202,518  15.23  203,485   0.35
Malaysia International
Shipping Berhad               08/19/98   102,000  138,237   1.36  106,388   0.24
Matav RT                      09/08/98    23,400  103,048   4.40  103,970   0.18
Mol Magyar Olaj-es
Gazipari                      09/24/98     8,300  161,099  19.41  166,035   0.28
New Straits Times             09/09/98   177,000   85,239   0.48   87,250   0.15
PPB Oil Palms Berhad          01/13/98   306,000  175,547   0.57  241,749   0.30
Security One Public
Company Ltd.                  06/15/98   350,000    7,965   0.02       --   0.01
Selangor Properties Berhad    03/20/98   178,000   62,768   0.35   80,697   0.11
South African
Breweries, Ltd.               09/25/98    17,400  262,284  15.07  268,823   0.45
Uniphase Corporation          09/29/98     3,000  122,820  40.94  123,750   0.21
                                        $       2,193,745            3.78%

7.   Foreign Securities:

  The Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Notes to Financial Statements
================================================================================

Transactions in Shares of a Beneficial Interest


                   Global Long-Short Fund      Emerging Markets Fund
                  Six Months Ended 9/30/98    Six Months Ended 9/30/98
                 Shares       Dollars        Shares       Dollars
A Shares:
Sold            2,349,352      $32,662,269      664,811    $ 6,901,857
Redeemed           (475,403)     (6,576,675)  (338,547)     (2,717,564)

Net increase      1,873,949    $26,085,594      326,264    $ 4,184,293

B Shares:
Sold              856,008      $11,984,600        1,629    $    16,972
Redeemed            (35,445)      (559,986)          --             --

Net increase        820,563    $11,424,614        1,629    $    16,972

C Shares:
Sold              360,863      $ 4,638,477       26,589    $   239,571
Redeemed            (33,347)      (347,252)     (25,694)      (219,583)
Net increase      327,516   $ 4,291,225        895   $    19,988

                               Global Long-Short Fund    Emerging Markets Fund
Period Ended 3/31/98/*/  Period Ended 3/31/98/*/
                             Shares        Dollars       Shares      Dollars
A Shares:
Sold            1,351,456    $15,266,337       156,519   $1,576,045
Redeemed                         (46,369)     (551,342)          --          --

Net increase                   1,305,087   $14,714,995      156,519  $1,576,045

B Shares:
Sold                4,825                  $    59,080           22  $      220
Redeemed                              --            --           --          --
Net increase                       4,825   $    59,080           22  $      220

C Shares:

Sold               20,057   $   221,260    13,008  $  145,507
Redeemed           (3,000)      (26,190)       --          --
Net increase       17,057   $   195,070    13,008  $  145,507

/*/  The Funds commenced operations on December 31, 1998.


The accompanying notes are an integral part of these financial statements.


44